                                                                    Exhibit 32.2

                            CERTIFICATION PERSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended June 30, 2004, (the "Form 10-Q") of North Country Financial Corporation (the "Issuer").

      I, Joseph E. Petterson, Executive Vice President and Chief Financial Officer of the Issuer, certify that:

      (1) The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

Joseph E. Petterson
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Executive Vice President and Chief
Financial Officer
(chief financial officer)
August 2, 2004

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